UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025 (March 14, 2025)

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market
Series A Junior Preferred Stock Purchase Right, par value $0.001 per share	—	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 14, 2025, Vanda Pharmaceuticals Inc. (“Vanda”) issued a post on the social media platform X announcing that the U.S. Food and Drug Administration (the “FDA”) has accepted for filing Vanda’s new drug application for tradipitant for the treatment of motion sickness and that the FDA has set December 30, 2025 as the target date for its decision under the Prescription Drug User Fee Act. The full text of the post was as follows:

“The @US_FDA informed us that it has “accepted for filing” Vanda’s application for tradipitant for motion sickness, and it intends to again violate the Food Drug and Cosmetic Act by completing its review on December 30, 2025 - 12 months after the date of the submission of the application and 6 months after the statutory deadline. The letter was signed by the Director, Division of Gastroenterology at the FDA.

FDA also said it will take 10 months to review whether the clinical study results “provide evidence of efficacy” despite the fact that tradipitant was tested in two large, controlled studies in 681 subjects and the results, as shown below, were statistically significant in preventing motion-induced vomiting.

This is exemplary of a broken, unaccountable FDA that unfairly and irresponsibly stifles innovation and hurts the American public. We are showing the summary of the two large motion sickness studies for anyone’s inspection.

The percentage of participants who vomited during vehicle travel as assessed by the VA questionnaire is summarized in Table 41. The percentage of participants who vomited was significantly lower in both the 170 mg tradipitant group (14.6%, p<0.0001) and the 85 mg tradipitant group (18.9%, p<0.0001) as compared to the placebo group (41.2%).

Table 41:	Overall Vomiting Pooled 3401/3404 (ITT Population)

	Tradipitant 170 mg (N=226)	Tradipitant 85 mg (N=227)	Placebo (N=228)
Overall Vomiting, n/N (%)	33/226 (14.6)	43/227 (18.9)	94/228 (41.2)
p-value (vs Placebo)[c]	<0.0001	<0.0001
Risk difference for vomiting (95% CI)[a]	-0.27 (-0.345, -0.188)	-0.22 (-0.305, -0.141)
Adjusted relative risk for vomiting (95% CI)[b]	0.36 (0.252, 0.505)	0.46 (0.337, 0.621)

[a]	Wald interval
[b]	Adjusted relative risk and 95% CI are based on the ratio of overall vomiting rates for Tradipitant versus placebo, stratified by the pooling port.”

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2025	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Senior Vice President, General Counsel and Secretary